UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2024

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.01 of this Current Report is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 15, 2024, La Rosa Holdings Corp., a Nevada corporation (the “Company”), consummated its acquisition of one (1) share of common stock (the “Share”) of La Rosa Realty California, a California corporation and a franchisee of the Company (“Realty California”), representing 1% of issued and outstanding shares of Realty California, pursuant to that certain stock purchase agreement, dated March 15, 2024 (the “California Purchase Agreement”), by and among the Company, Realty California and the selling stockholder (the “Selling Stockholder”) of Realty California (the “Transaction”).

The purchase price for the Membership Interests was $2,413.99, which was settled by the issuance of 1,387 unregistered shares of the Company’s common stock to the Selling Stockholder based on $1.74 per share, the closing price of the Company’s common stock reported by The Nasdaq Stock Market, LLC for the previous trading day. The shares issued as consideration for the acquisition of the Share are referred to as the “Purchase Shares.”

Concurrently, on March 15, 2024, the Selling Stockholder entered into lock-up/leak out agreement (the “Lock-up Agreement”) with the Company pursuant to which the Selling Stockholder may not sell more than one-twelfth of their respective Purchase Shares per calendar month during the one year period commencing after the six-month holding period under Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), subject to applicable securities laws.

The foregoing summaries of the California Purchase Agreement and the Lock-up Agreement purport to be summaries only and are qualified in their entireties by reference to such agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As disclosed under Item 2.01 of this Form 8-K, on March 15, 2024, the Company issued 1,387 unregistered shares of the Company’s common stock to the Selling Stockholder pursuant to the California Purchase Agreement.

The Company issued the foregoing shares of common stock pursuant to the exemption from the registration requirements of the Securities Act available to the Company under Section 4(a)(2) promulgated thereunder due to the fact that the issuance did not involve a public offering of securities.

Item 7.01 Regulation FD Disclosure.

On March 20, 2024, the Company issued a press release announcing the closing of the Transaction described in Item 2.01 of this Current Report on Form 8-K. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith, unless otherwise indicated:

Exhibit No.	Description
10.1	Form or Stock Purchase Agreement dated as of March 15, 2024 by and among La Rosa Holdings Corp., La Rosa Realty California and the Selling Stockholder
10.2	Form of a Leak-Out Agreement
99.1	Press Release of the Company dated as of March 20, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2024	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

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